UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 25, 2010

International Aerospace Enterprises, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-33039	86-0932112
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 West Nye Lane, Suite 129, Carson City, Nevada 89706
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (209) 487-6449

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements

On August 25, 2010, the Company concluded, based, in part, on the recommendation of its current independent auditors, Turner, Jones & Associates, P.L.L.C., that the financial statements included in the Form 10-K for the periods ending December 31, 2008 and 2009 and the financial statements included in Form 10-Q for the periods ended March 31, 2009, June 30, 2009, September 30, 2009 and March 31, 2010 should not be relied upon.

The following is the reason that a restatement is required:  The financial statements for the year ended December 31, 2008 and the subsequent interim periods inadvertently do not include a January 2009 convertible note payable in the amount of $100,000 which was inadvertently omitted from the financial statements notwithstanding that an audit confirmation regarding such note had been sent to the Company’s auditors.  The financial statements for June 30, 2009 and September 30, 2009 include 61,000,000 shares issued to the Company Chief Executive Officer John M. Peck in May 2009 that were cancelled in April 2010.  Our auditors feel that this year end adjustment is material to the previously issued 10-Q's for the periods ending June 30, 2009 and September 30, 2009 and that they need to be re-stated.  The 10-K for the period ending December 31, 2009 inadvertently categorizes a convertible note payable for $270,000 as accrued expenses payable instead of a note payable.  We have requested our independent accountants to furnish us as promptly as possible a letter addressed to the Commission stating whether the independent accountants agree with the statements made in this Form 8-K in response to this Item 4.02 and, if not, to state the respects in which they do  not agree. We will file an amended Form 8-K to include our independent accountants’ letter as an exhibit to this filed Form 8-K no later than two business days after we receive their response letter.

The Company will be amending its Annual Report on Form 10-K for periods ended December 31, 2008 and December 31, 2009 and its Forms 10-Q for subsequent interim periods with the Securities and Exchange Commission to include restated financial statements correcting these errors. The financial statements for the above mentioned periods and subsequent interim periods should no longer be relied upon.

Representatives of the executive officers of the Company discussed with the Company's independent auditors the matters disclosed in this Item 4.02 of the Form 8-K and the members of the Board of Directors of the Company consented to the filing of this Form 8K by unanimous written consent.

Item 9.01.       Financial Statements and Exhibits.

(a) – (c)

N/A

(d)  Exhibits.

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2010	INTERNATIONAL AEROSPACE ENTERPRISES, INC.

By: /s/ John M. Peck Name: John M. Peck Title: Chief Executive Officer